                                                                   EXHIBIT 10.22

                            CPI AEROSTRUCTURES, INC.
                              200A EXECUTIVE DRIVE
                            EDGEWOOD, NEW YORK 11717

October 28, 2004

Mr. Arthur August
7155 Wainscott Court
Sarasota, FL  34238

Dear Mr. August:

         This letter will serve to extend and amend the employment agreement, dated August 14, 2001 ("Employment Agreement") between you and CPI
 Aerostructures, Inc. ("Company"), effective as of January 1, 2005. Except as herein amended, all of provisions of the Employment Agreement shall remain in full force and effect.

         1.    From January 1, 2005 through December 31, 2005, you shall be employed by the Company as its Chairman Emeritus and Section 1.1 of the
Employment Agreement shall be deemed amended accordingly.

         2.    Your "Base Salary" during calendar year 2005 shall be at the annual rate of not less than $60,000 and Section 2.1 of the Employment Agreement shall be deemed amended accordingly.

         3.    You shall not be entitled to a "Bonus" for the 2005 calendar year under Section 2.2 of the Employment Agreement or any additional option grants under Section 2.3 of the Employment Agreement.

         4.    The "Employment Term" under Section 3 of the Employment Agreement shall continue until December 31, 2005.

         5.    The "Non-compete Fee" under Section 4.7(d) of the Employment
Agreement shall be paid in accordance with the terms of the Employment
Agreement, with the first installment thereof to be paid on January 1, 2006.

         6.    You have agreed to terminate your existing "10(b)5-1 Plan"
effective as of the date hereof.

         If this adequately sets forth our understanding with respect to your
Employment Agreement, please sign in the space provided below and return it to the undersigned.
                                      Sincerely,

                                      CPI AEROSTRUCTURES, INC.

                                      By:    /s/ Edward J. Fred
                                             -----------------------------------
                                             Edward J. Fred
                                             President and CEO
ACCEPTED AND AGREED TO:

      /s/ Arthur August
-----------------------------
         ARTHUR AUGUST